Filed pursuant to Rule 497(k)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Enhanced Core Bond Fund

Supplement dated March 14, 2019 to the Summary Prospectus, dated May 1, 2018, as supplemented March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Enhanced Core Bond Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

Effective immediately, the Summary Prospectus is revised as follows:

The first paragraph of the section titled “Fees and Expenses of the Fund” on page 1 is deleted and replaced with the following:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the tables or Expense Example below.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE